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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) December 8, 2004
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                    INDIGENOUS GLOBAL DEVELOPMENT CORPORATION
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             (exact name of registrant as specified in its charter)

                                      Utah
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                 (State or other jurisdiction of incorporation)

      0-22968                                           87-0363789
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Commission File Number                        IRS Employer Identification
Number

          100 BUSH STREET, SUITE 225, SAN FRANCISCO, CALIFORNIA   94104
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (415) 283-4757
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ITEM 4.01     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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On December 8, 2004, Stonefield Josephson, Inc., the auditors, of Indigenous
Global Development Corporation (the "Registrant") resigned as the Registrant's auditors. During the Registrant's fiscal years 2002-2003, and during the interim period from July 1, 2004 through the date December 8, 2004, there have been no past disagreements between the Registrant and Stonefield Josephson, Inc., on any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure.

The audit reports provided by the Registrant's auditors, Stonefield Josephson, Inc. for the fiscal years ended June 30, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion nor was any report modified as to uncertainty, audit scope or accounting principles, except as follows:

Stonefield Josephson, Inc. reports on the Registrant's financial statements for the fiscal years ended June 30, 2002 and June 30, 2003, contained an explanatory paragraph stating that:

"The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no revenue sources and incurred losses from operations in each of the past two years and has negative working capital and a shareholders' deficit as of June 30, 2003, which raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 2. These financial statements do not include any adjustments relating to the recoverability and classification of reported asset amounts or the amounts and classifications of liabilities that might result from the outcome of this uncertainty."

During the past two fiscal years ended June 30, 2003 and June 30, 2004, and the interim period from July 1, 2004 through December 8, 2004, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) , if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

The Board of Directors has not yet approved the appointment of the new auditors.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS
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            (c)   Exhibits

                  16. Letter from Stonefield Josephson, Inc. to the SEC.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     January 4, 2005          INDIGENOUS GLOBAL DEVELOPMENT CORPORATION

                                      By: /s/ Deni Leonard
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                                         Deni Leonard, President